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                                                                   EXHIBIT 99.03

                                                                          Page 1


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1

     Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between First USA Bank, National Association, as Seller and Servicer ("First USA"), and Bankers Trust Company, as trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 15, 2000, and with respect to the performance of the Trust during the month of May, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1995-1 Supplement dated as of March 1, 1995 between First USA, as Seller and Servicer, and the Trustee (as amended and supplemented, the "Series Supplement".


     A)    Information Regarding Distributions to the
           Class A Certificateholders, per $1,000
           original certificate principal amount.

           (1)   The total amount of the
           distribution to Class A
           Certificateholders, per $1,000
           original certificate principal amount                $   73.4960070

           (2)   The amount of the distribution
           set forth in paragraph 1 above in
           respect of interest on the Class A
           Certificates, per $1,000 original
           certificate principal amount                         $   2.0674355
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           (3)   The amount of the distribution
           set forth in paragraph 1 above in
           respect of principal of the Class A
           Certificates, per $1,000 original
           certificate principal amount                         $   71.4285714

     B)    Class A Investor Charge Offs and
           Reimbursement of Charge Offs

           (1)   The amount of Class A Investor
           Charge Offs                                          $    0.0000000

           (2)   The amount of Class A Investor
           Charge Offs set forth in paragraph 1
           above, per $1,000 original certificate
           principal amount                                     $    0.0000000

           (3)   The total amount reimbursed in
           respect of Class A Investor Charge Offs              $    0.0000000

           (4)   The amount set forth in paragraph
           3 above, per $1,000 original
           certificate principal amount                         $    0.0000000

           (5)   The amount,  if any, by which the
           outstanding principal balance of the
           Class A Certificates exceeds the Class A
           Invested Amount after giving effect to
           all transactions on such Distribution Date           $    0.0000000

     C)    Information Regarding Distributions to the
           Class B Certificateholders, per $1,000
           original certificate principal amount.

           (1)   The total amount of the distribution
           to Class B Certificatedholders, per $1,000
           original certificate principal amount                $    5.9179860

           (2)   The amount of the distribution set
           forth in paragraph 1 above in respect of
           interest on the Class B Certificates, per
           $1,000 original cerificate principal amount          $    5.9179860
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           (3)   The amount of the distribution set
           forth in paragraph 1 above in respect of
           principal on the Class B Certificates, per
           $1,000 original cerificate principal amount          $    0.0000000

     D)    Class B Investor Charge Offs and
           Reimbursement of Charge Offs

           (1)   The amount of Class B Investor
           Charge Offs                                          $    0.0000000

           (2)   The amount of Class B Investor Charge
           Offs set forth in paragraph 1 above, per
           $1,000 original certificate principal amount         $    0.0000000

           (3)   The total amount reimbursed in
           respect of Class B Investor Charge Offs              $    0.0000000

           (4)   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount                                     $    0.0000000

           (5)   The amount, if any, by which the
           outstanding principal balance of the Class B
           Certificates exceeds the Class B Invested
           Amount after giving effect to all transactions
           on such Distribution Date                            $    0.0000000



                                        First USA  BANK, National Association,
                                        as Servicer


                                        By /s/ Tracie Klein
                                           _____________________________
                                               Tracie H. Klein
                                               First Vice President